UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) MAY 21, 2008
NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On May 21, 2008, Nortel Networks Corporation (“NNC”) issued a press release in which it reconfirmed its financial outlook for the full year 2008. This press release is attached hereto as Exhibit 99.1 and furnished under cover of this Current Report on Form 8-K.
NNC owns all of the Company’s common shares and the Company is NNC’s principal direct operating subsidiary.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release issued by NNC on May 21, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ Michael W. McCorkle
Michael W. McCorkle
Treasurer

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated: May 21, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by NNC on May 21, 2008.

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